Exhibit 10.2

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

This FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of September 27, 2022, is made between NEXT BANK INTERNATIONAL, INC., a corporation organized under the laws of Puerto Rico (“Borrower”), and SAVI CAPITAL PARTNERS, LLC, a Delaware limited liability company (together with its successors and assigns, “Lender”).

RECITALS

WHEREAS, Borrower and Lender are parties to that certain Loan and Security Agreement, dated as of May 31, 2022 (as amended by this Amendment, the “Loan Agreement”); and

WHEREAS, Borrower and Lender have agreed to amend certain terms and conditions of the Loan Agreement on the terms and conditions set forth herein; and

NOW THEREFORE, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Unless otherwise specifically defined herein, each term used herein that is defined in the Loan Agreement has the meaning assigned to such term in the Loan Agreement. Each reference in the Loan Agreement to “this Agreement”, “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference, and each reference in any other Loan Document to “the Loan Agreement”, “thereof”, “thereunder”, “therein” or “thereby” or any other similar reference to the Loan Agreement shall, from the date hereof, refer to the Loan Agreement as amended hereby.

SECTION 2. Amendments to Loan Agreement. The following amendments are made to the Loan Agreement:

(a) The definition of “Commitment Amount” is amended and restated in its entirety as follows:

COMMITMENT AMOUNT. The term “Commitment Amount” means $200,000,000.

(b) The definition of “Maximum Loan Amount” is amended and restated in its entirety as follows:

MAXIMUM LOAN AMOUNT. The term “Maximum Loan Amount” means:

(a) from November 15, 2022, through December 14, 2022, $30,000,000;

(b) from December 15, 2022, through January 14, 2023, $70,000,000;

(c) from January 15, 2023, through February 14, 2023, $100,000,000;

(d) from February 15, 2023, through March 14, 2023, $150,000,000; and

(e) from March 15, 2023, through the Maturity Date, the Commitment Amount.

(c) The definition of “Revolving Credit Note” is amended and restated in its entirety as follows:

Revolving Credit NOTE. The term “Revolving Credit Note” means that certain Amended and Restated Revolving Credit Note dated as of September 27, 2022, executed by Borrower and payable to the order of Lender in an amount equal to the Commitment, and all amendments, amendments and restatements, replacements, renewals, extensions, and/or modifications thereof.

(d) The definition of “Stated Interest Rate” is amended and restated in its entirety as follows:

STATED INTEREST RATE. The term “Stated Interest Rate” means a rate per annum equal to (a) with respect to each Tranche A Loan, a fixed rate of 5.5%, (b) with respect to each Tranche B Loan, a fixed rate of 7.5%, and (c) with respect to each Tranche C Loan, a fixed rate of 9.5%.

(e) Section 2.1(a) of the Loan Agreement is amended and restated in its entirety as follows:

(a) Subject to the terms, covenants and conditions hereinafter set forth, Lender agrees, upon Lender’s receipt of Borrower’s written request substantially in the form of Exhibit A (each such written notice, a “Notice of Advance”) from time to time on or after November 15, 2022, and prior to Maturity Date, to make advances (the “Loans), in an aggregate amount not to exceed at any time an outstanding balance greater than the lesser of the (i) Borrowing Base and (ii) the Maximum Loan Amount. The Loans shall be evidenced by Revolving Credit Note. Lender’s obligations to make advances hereunder shall immediately terminate on the Maturity Date (unless sooner terminated subject to Section 7.2). Each Notice of Advance hereunder shall be made by Borrower no later than 10:00 a.m. (Miami Time) at least ten (10) Business Days prior to the proposed date of each advance and shall be for an amount not less than $150,000 and in integral multiples of $100,000 above such amount. No more than one (1) Notice of Advance may be delivered by Borrower during any given calendar week. All advances made hereunder shall be sent by Lender via wire transfer into the Funding Account, and Borrower agrees that the aggregate amount of any funded reserves in connection with any Funded Reserve Loan not yet funded to the Account Debtor in conjunction with the administering of holdback advances shall remain in the Funding Account until disbursed to the applicable Account Debtor. Each Notice of Advance shall, with respect to each Mortgage Loan proposed to be included in the Borrowing Base, be accompanied by Appraisal(s) of the related Mortgaged Properties delivered to Lender supporting eligibility as an Eligible Loan.

(b) Section 3.7(c) of the Loan Agreement is amended and restated in its entirety as follows:

(c) Not later than September 30, 2022, Borrower shall deposit, or cause to be deposited, $32,500,000 into the Cash Collateral Account. Lender shall release the funds in the Cash Collateral Account on the date that is the earlier of: (i) the date on which Lender has received payment in full of all Obligations of Borrower pursuant to the transactions contemplated by this Agreement and any commitments to lend to Borrower have been terminated; and (ii) October 31, 2023, provided that no Default or Event of Default has occurred and is continuing.

SECTION 3. Conditions to Effectiveness. This Amendment shall be effective upon the date on which of each of the following conditions has been satisfied (such date, the “First Amendment Effective Date”):

(a) Lender shall have received this Amendment, duly executed by Borrower;

(b) Lender shall have received the Amended and Restated Revolving Credit Note, in the form attached hereto as Exhibit A, duly executed by Borrower;

(c) Lender shall have received an Affidavit of Out of State Execution and Delivery;

(d) Borrower shall have deposited not less than $32,500,000 into the Cash Collateral Account subject to the restrictions set forth in Section 3.7(c) of the Loan Agreement; and

(e) Borrower shall have paid all fees, costs, client charges, and expenses of counsel for Lender in connection with the preparation of this Amendment, including Attorney Costs of Lender’s counsel.

SECTION 4. Representations and Warranties. Borrower represents and warrants as follows:

(a) The representations and warranties of Borrower contained in Article V of the Loan Agreement, or any other Loan Document are true and correct in all material respects (except that any such representations and warranties that are subject to materiality or Material Adverse Effect qualifiers shall be true and correct in all respects) on and as of the First Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except that any such representations and warranties that are subject to materiality or Material Adverse Effect qualifiers shall be true and correct in all respects) as of such earlier date.

(b) This Amendment has been duly authorized and executed by Borrower, and each of the Loan Documents, as amended and supplemented by this Amendment, constitutes a legal, valid, and binding agreement or instrument of Borrower, enforceable against Borrower in accordance with its respective terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability regardless of whether considered in a proceeding in equity or at law.

SECTION 5. Limitation on Scope; Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, and conditions of the Loan Agreement are and shall remain in full force and effect. The amendments set forth herein shall be limited precisely as provided for herein and shall not be deemed to be amendments of, consents to or modifications of any term or provision of the Loan Documents or any other document or instrument referred to therein or of any transaction or further or future action on the part of Borrower requiring the consent of Lender except to the extent specifically provided for herein. Lender has not and shall not be deemed to have waived any of its rights and remedies against Borrower for any existing or future Defaults or Events of Default.

SECTION 6. Loan Document. This Agreement is a “Loan Document” as defined and described in the Loan Agreement and all of the terms and provisions of the Loan Agreement relating to Loan Documents shall apply hereto.

SECTION 7. Ratification and Further Assurances.

(a) Borrower hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto), in each case, as amended by this Amendment and as otherwise previously waived or modified in writing by the Agent, and (ii) to the extent Borrower granted Liens on or security interests in any of its property pursuant to any such Loan Document as security for, or otherwise guaranteed, the Borrower’s Obligations under or with respect to the Loan Documents, ratifies and reaffirms such grant of security interests and liens and such guarantee and confirms and agrees that such security interests and liens hereafter secure all of the Obligations, in each case, as amended hereby.  Borrower hereby consents to this Amendment and acknowledges that each of the Loan Documents remains in full force and effect (as amended by this Amendment and as otherwise previously waived or modified in writing by Lender) and, as so amended, is hereby ratified and reaffirmed.

(b) Borrower agrees that, upon the written request of Lender, Borrower will execute and deliver such further documents as Lender may reasonably request in order to effect the provisions of this Amendment.

SECTION 8. Incorporation by Reference. The governing law, jurisdiction, general waivers, and waiver of jury trial provisions in Sections 9.15 (Governing Law), 9.16 (Submission to Jurisdiction; Waivers), 9.17 (Waivers), and 9.18 (Waiver of Right to Trial by Jury) of the Loan Agreement are hereby incorporated by reference into this Amendment and shall apply, mutatis mutandis, to this Amendment.

SECTION 9. Loan Agreement Governs. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of Lender under the Loan Agreement or any other Loan Document, and shall not alter, modify, amend, novate, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the Loan Agreement or any other Loan Document. This Amendment shall be deemed incorporated in, and made a part of, the Loan Agreement and the Loan Agreement, as amended by this Amendment, shall be read, taken, and construed as one and the same instrument. Nothing herein shall be deemed to entitle Borrower to a future consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants, or agreements contained in the Loan Agreement or any other Loan Document in similar or different circumstances.

SECTION 10. Counterparts; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by email as a “.pdf” or “.tif” or similar attachment shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 11. Severability. If any term or provision of this Amendment is adjudicated to be invalid under applicable laws or regulations, such provision shall be inapplicable to the extent of such invalidity without affecting the validity or enforceability of the remainder of this Amendment which shall be given effect so far as possible.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first set forth above.

BORROWER:

NEXT BANK INTERNATIONAL, INC.

By:
Name:	Jorge E. Miro Hernandez
Title:	President

LENDER:

SAVI CAPITAL PARTNERS LLC

By:
Name:	Bruce M. Arinaga
Title:	Chief Investment Officer

[Signature Page to First Amendment to Loan and Security Agreement]

Exhibit A

[Form of] AMENDED AND RESTATED REVOLVING CREDIT NOTE

{see attached}